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                                                                 Exhibit (e)(6)

AMERICAN GENERAL                                        REQUEST FOR INVESTMENT
Life Companies                                        DIVISION/SERIES TRANSFER

AMERICAN GENERAL LIFE INSURANCE COMPANY

_______________________________________________________________________________

Insured/Participant Name:_______________ Policy/Certificate Number: ___________

Enter 100% or all if the entire current balance is to be transferred from one investment division/series to another investment division/series. Transactions are effective as of the date this form is received by our Administrative Office.

IMPORTANT:  Please refer to your Prospectus for restrictions and specific information pertaining to Investment Division/Series transfers. Send completed form to American General Life's Administrative Office shown in the Policy Information Section of your contract.

          TRANSFER FROM:                                   TRANSFER TO:

                                    _______________________________  ________% or $________
 _______________________________    Investment Division/Series Name
 Investment Division/Series Name    _______________________________  ________% or $________
                                    Investment Division/Series Name
    __________% or $__________      _______________________________  ________% or $________
                                    Investment Division/Series Name

          TRANSFER FROM:                                   TRANSFER TO:

                                    _______________________________  ________% or $________
 _______________________________    Investment Division/Series Name
 Investment Division/Series Name    _______________________________  ________% or $________
                                    Investment Division/Series Name
    __________% or $__________      _______________________________  ________% or $________
                                    Investment Division/Series Name

          TRANSFER FROM:                                   TRANSFER TO:

                                    _______________________________  ________% or $________
 _______________________________    Investment Division/Series Name
 Investment Division/Series Name    _______________________________  ________% or $________
                                    Investment Division/Series Name
    __________% or $__________      _______________________________  ________% or $________
                                    Investment Division/Series Name

          TRANSFER FROM:                                   TRANSFER TO:

                                    _______________________________  ________% or $________
 _______________________________    Investment Division/Series Name
 Investment Division/Series Name    _______________________________  ________% or $________
                                    Investment Division/Series Name
    __________% or $__________      _______________________________  ________% or $________
                                    Investment Division/Series Name

NOTE: An investment division/series transfer does not affect future payments or contributions. If you want to change the way future payments or contributions should be allocated, you must complete a "Request for Change of Allocation" form.

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
__________________________________________ ____________________________________________
Signature of Owner                Date     Signature of Joint Owner/Assignee    Date

[  ] Please check if this is an address change

_______________________________________________________________________________________
Number & Street                Town or City                State              Zip

                                                             AGLC100553 Rev0609